                                                                 Exhibit N(1)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

FUNDS                                                CLASSES OF SHARES
-----                                                -----------------
                                           A      B      C      I      O      Q
                                          ---    ---    ---    ---    ---    ---
ING Convertible Fund                       x      x      x     N/A    N/A     x
ING Disciplined LargeCap Fund              x      x      x      x     N/A    N/A
ING Equity and Bond Fund                   x      x      x     N/A    N/A     x
ING Financial Services Fund                x      x      x     N/A     x      x
ING LargeCap Growth Fund                   x      x      x      x     N/A     x
1NG LargeCap Value Fund                    x      x      x      x     N/A    N/A
ING MidCap Value Choice Fund               x      x      x     N/A    N/A    N/A
1NG MidCap Value Fund                      x      x      x      x     N/A     x
1NG MidCap Opportunities Fund              x      x      x      x     N/A     x
ING Principal Protection Fund              x      x      x     N/A    N/A     x
ING Principal Protection Fund II           x      x      x     N/A    N/A     x
ING Principal Protection Fund III          x      x      x     N/A    N/A     x
ING Principal Protection Fund IV           x      x      x     N/A    N/A     x
ING Principal Protection Fund V            x      x      x     N/A    N/A    N/A
ING Principal Protection Fund VI           x      x      x     N/A    N/A     x
ING Principal Protection Fund VII          x      x      x     N/A    N/A    N/A
ING Principal Protection Fund VIII         x      x      x     N/A    N/A    N/A
ING Principal Protection Fund IX           x      x      x     N/A    N/A    N/A
ING Principal Protection Fund X            x      x      x     N/A    N/A    N/A
ING Principal Protection Fund XI           x      x      x     N/A    N/A    N/A
ING Principal Protection Fund XII          x      x      x     N/A    N/A    N/A
ING Principal Protection Fund XIII         x      x      x     N/A    N/A    N/A
1NG Principal Protection Fund XIV          x      x      x     N/A    N/A    N/A
ING Real Estate Fund                       x      x      x      x      x      x
ING SmallCap Opportunities Fund            x      x      x      x     N/A     x
1NG SmallCap Value Choice Fund             x      x      x     N/A    N/A    N/A
ING SmallCap Value Fund                    x      x      x      x     N/A     x